UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2006
INTERNATIONAL DISPLAYWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27002	94-3333649

State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1613 Santa Clara Drive, Suite 100
Roseville, California 95661
(Address and telephone number of principal executive offices) (Zip Code)
(916) 797-6800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations
Section 1.01 Entry into a Material Definitive Agreement
Section 8 – Other Events
Section 8.01 Other Events
Section 9 – Financial Statements and Exhibits
Section 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Section 1 – Registrant’s Business and Operations
Section 1.01 Entry into a Material Definitive Agreement
     On September 4, 2006, International DisplayWorks, Inc., a Delaware corporation (the “Company” or “IDW”) (NASDAQ: IDWK) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Flextronics International Ltd., a Singapore company (“Flextronics”) (NASDAQ: FLEX) and Granite Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Flextronics (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into IDW, with IDW continuing as the surviving corporation and as a wholly-owned subsidiary of Flextronics (the “Merger”).
     Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of the Company’s common stock will be converted into the right to receive a fraction of a Flextronics ordinary share (such fraction, the “Exchange Ratio”). The Exchange Ratio will be calculated using the average daily closing price for Flextronics ordinary shares during the 20 trading days ending on the fifth trading day immediately preceding the closing (the “Average Share Price”). If the Average Share Price is: (i) equal to or greater than $10.5606 and equal to or less than $12.9074, the Exchange Ratio shall be equal to $6.55 divided by the Average Share Price; (ii) greater than $12.9074 and equal to or less than $13.4941, the Exchange Ratio shall be fixed at 0.5075; (iii) greater than $13.4941, the Exchange Ratio shall be equal to $6.85 divided by the Average Share Price; and (iv) less than $10.5606, the Exchange Ratio shall be fixed at 0.6202. If the Average Share Price is less than $9.9739, IDW may elect to terminate the Merger Agreement by delivering notice to Flextronics (a “Walk-Away Notice”); provided that such termination will not be effective if Flextronics, upon receipt of a Walk-Away Notice, elects to increase the Exchange Ratio to equal $6.19 divided by the Average Share Price.
     The Company will cancel all options, vested or unvested, to purchase IDW common stock that are unexercised and outstanding at the effective time of the Merger and the holder of each such option, to the extent permitted under the applicable Company equity incentive plan, shall be entitled to receive a cash payment equal to the product of: (i) the excess, if any, of the cash value of the per share Merger consideration payable to each holder of IDW common stock in the Merger over the exercise price of such option, and (ii) the number of shares of IDW common stock underlying such option.
     IDW and Flextronics have made customary representations, warranties and covenants in the Merger Agreement. IDW’s covenants include, among others, that: (i) IDW will conduct its business in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and the consummation of the Merger, and will not engage in certain kinds of transactions during that period, (ii) IDW will not solicit proposals relating to alternative business combination transactions and, subject to certain exceptions, will not enter into discussions concerning, or provide confidential information in connection with, alternative business combination transactions, and (iii) subject to certain exceptions, IDW’s board of directors will recommend that its shareholders approve the Merger Agreement and the Merger.

     Completion of the Merger is subject to customary conditions, including: (i) the approval of the Merger and the Merger Agreement by the shareholders of IDW, (ii) the absence of any law or order prohibiting the consummation of the Merger, (iii) the receipt of applicable regulatory approvals, (iv) the accuracy of the representations and warranties of each party, (v) compliance of each party with its covenants under the Merger Agreement, (vi) the effectiveness of a registration statement filed in connection with the issuance of Flextronics ordinary shares in the Merger and no stop order proceedings suspending the registration statement or the prospectus/proxy statement, and (vii) the absence of any event or circumstance which has had or would reasonably be expected to have a material adverse effect on the Company. In addition, completion of the Merger is conditioned upon each party’s receipt of an opinion of counsel to the effect that the Merger will constitute a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.
     The Merger Agreement contains certain termination rights for both Flextronics and IDW, and further provides that, upon termination of the Merger Agreement under specified circumstances, IDW may be required to pay Flextronics a termination fee.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.
     In connection with the execution of the Merger Agreement, each member of IDW’s Board of Directors, in their capacities as shareholders, and each of IDW’s executive officers, in their capacities as shareholders, entered into a Voting Agreement with Flextronics (each, a “Voting Agreement”), pursuant to which, among other things, each member of the Board and each executive officer agreed to vote in favor of the Merger and Merger Agreement, and agreed not to dispose of any shares of IDW capital stock held by such member of the Board or executive officer prior to the consummation of the Merger. The Voting Agreements will terminate upon the earlier of the consummation of the Merger or the termination of the Merger Agreement. The foregoing description of the Voting Agreements is qualified in its entirety by reference to the complete text of the Voting Agreements the form of which is included as an exhibit to the Merger Agreement filed as Exhibit 2.1 hereto.
Cautionary Statement
     A copy of the Merger Agreement has been attached as an exhibit to this Report on Form 8-K to provide investors with information regarding its terms. Except for its status as a legal document governing the contractual rights among the Company, Flextronics and Merger Sub in relation to the Merger and the other transactions described in this Item 1.01, the Merger Agreement is not intended to be a source of factual, business or operational information about the Company, Flextronics or their respective businesses.
     The representations and warranties contained in the Merger Agreement are not necessarily accurate or complete as made and may be subject to exceptions set forth in the disclosure schedules provided in accordance with the Merger Agreement. Such representations, warranties and covenants have been negotiated by the Company and Flextronics for the purpose of allocating contractual risk between the parties, including where the parties do not have complete knowledge of all the facts, and not for the purpose of establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and any shareholder of IDW or Flextronics or any potential investor should not rely on the representations, warranties and covenants therein or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their affiliates.
Section 8 – Other Events
Section 8.01 Other Events
     On September 5, 2006 the Company presented certain slides to its employees regarding the proposed Merger. A copy of the slides is attached as Exhibit 99.1 to this Report. Additionally, on September 5, 2006, the Company sent a question and answer electronic mail communication to its employees regarding the proposed Merger, which is attached as Exhibit 99.2 to this Report. On September 6, 2006, the Company sent an electronic mail communication to its customers regarding the proposed Merger. A copy of the customer communication is attached as Exhibit 99.3 to this Report.
Section 9 – Financial Statements and Exhibits
Section 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated September 4, 2006*

99.1	Presentation Slides, dated September 5, 2006

99.2	Communication to employees, dated September 5, 2006

99.3	Communication to customers, dated September 6, 2006
* Schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.
Safe Harbor Statement
     This Current Report on Form 8-K (including information included or incorporated by reference herein) contains forward-looking statements within the meaning of federal securities laws relating to both Flextronics and International DisplayWorks (IDW). These forward-looking statements include statements related to the expected closing of the acquisition of IDW by Flextronics, the expected synergies and benefits to IDW and its customers from the acquisition, the ability of the acquisition to enable IDW to capture new and larger customers, the impact of the acquisition on Flextronics’s EPS, the ability of Flextronics to successfully integrate IDW into a new business unit, and the ability of Flextronics to transition its sourcing of LCDs to IDW. The forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. These risks include that the acquisition may not be completed as planned or at all, that IDW may not be successfully integrated into Flextronics’s operations, the possibility that the revenues, cost savings, growth prospects and any other synergies expected from the proposed transaction may not be fully realized or may take longer to realize than expected, that growth in the EMS business may not occur as expected or at all, that production difficulties may be encountered with IDW’s products, the dependence of Flextronics on industries that continually produce technologically advanced products with short life cycles, Flextronics’s ability to respond to changes fluctuations in demand for customers’ products and the short-term nature of customers’ commitments, and the other risks affecting the combined company described in the section entitled “Risk Factors” in the proxy statement/prospectus to be provided to IDW’s shareholders as well as those described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the reports on Form 10-K, 10-Q and 8-K filed by Flextronics and by IDW with the U.S. Securities and Exchange Commission.
     The forward-looking statements in this Form 8-K (including information included or incorporated by reference herein) are based on current expectations and neither Flextronics nor IDW assumes any obligation to update these forward-looking statements.
Additional Information and Where to find it:
     In connection with the proposed merger, Flextronics intends to file with the Securities and Exchange Commission a registration statement on Form S-4 that will contain a Proxy Statement/Prospectus. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they become available because they will contain important information about Flextronics, IDW and the acquisition. The Proxy Statement/Prospectus and other relevant materials (when they become available), and any other documents filed with the SEC, may be obtained free of charge at the SEC’s web site www.sec.gov. In addition, investors and security holders may obtain a free copy of other documents filed by Flextronics or IDW by directing a written request, as appropriate, to International DisplayWorks, Inc., 1613 Santa Clara Drive, Suite 100, Roseville, CA 95661, Attention: Corporate Secretary, or to Flextronics’s U.S. offices at 2090 Fortune Drive, San Jose, CA 95131, Attention: Investor Relations. Investors and security holders are urged to read the Proxy Statement/Prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed acquisition.
     This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Participants in the Solicitation:

     IDW and its directors and executive officers, and Flextronics and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of IDW in connection with the proposed acquisition. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the Proxy Statement/Prospectus referred to above. Additional information regarding the directors and executive officers of Flextronics is also included in Flextronics’ proxy statement (form DEF 14A) for the 2006 annual general meeting of Flextronics shareholders, which was filed with the SEC on July 31, 2006. This document is available free of charge at the SEC’s website (www.sec.gov) and by contacting Flextronics Investor Relations at flextronicsinvestorrelations@flextronics.com.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL DISPLAYWORKS, INC., a Delaware Corporation
Dated: September 6, 2006	/s/ Alan Lefko
Alan Lefko,
Vice President of Finance

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated September 4, 2006*

99.1	Presentation Slides, dated September 5, 2006

99.2	Communication to employees, dated September 5, 2006

99.3	Communication to customers, dated September 6, 2006
* Schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.